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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 19, 2009
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

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           NEVADA                      000-32877                  04-3562325
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of principal executive offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officer; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                   On January 19, 2009, Pro-Pharmaceuticals, Inc. ("the Company") entered into an Employment Agreement with Maureen Foley, the Company's Chief Operating Officer and an employee since May 1, 2001. Under the Agreement, which is subject to annual review, Ms. Foley receives a base salary of $185,000 and the Company's standard employee, life, disability and health insurance policies. If Ms. Foley is terminated by the Company anytime after November 1, 2001, other than "for cause," as defined in the agreement, she is entitled to two months base salary plus one month base salary for each year of service, not to exceed six months, and continuation of benefits for six months. If she terminates her employment for "good reason" or is terminated following a "change of control," as each term is defined in the agreement, she is entitled to a lump sum equal to her base salary and accrued vacation through the date of termination, base salary for six months, continuation of (or comparable) health plan benefits for her and her family, and immediate vesting of any unvested stock option or other right to acquire securities of the Company. The Agreement requires Ms. Foley to assign inventions and other intellectual property to the Company which she conceives or reduces to practice during employment and for one year thereafter, and to maintain its confidential information during employment and thereafter. Ms. Foley is also subject to a (i) non-competition provision that extends for a period of six months after termination of her employment and
(ii) non-solicitation provision that extends for twelve months after termination of her employment.
                   On January 19, 2009, the Company entered into Amended and Restated Employment Agreement with Anthony D. Squeglia, the Company's Chief Financial Officer, which amended and restated his employment agreement dated December 20, 2007. Under the Agreement, which is subject to annual review, Mr. Squeglia receives a base salary of $180,000 and the Company's standard employee, life, disability and health insurance policies. If Mr. Squeglia is terminated by the Company anytime after six months following his original date of hire (October 31, 2001), other than "for cause," as defined in the agreement, he is entitled to two months base salary plus one month based salary for each year of service, not to exceed six months, and continuation of benefits for six months. If he terminates his employment for "good reason" or is terminated following a "change of control," as each term is defined in the agreement, he is entitled to a lump sum equal to his base salary and accrued vacation through the date of termination, base salary for six months, continuation of (or comparable) health plan benefits for him and his family, and immediate vesting of any unvested stock option or other right to acquire securities of the Company. The Agreement requires Mr. Squeglia to assign inventions and other intellectual property to the Company which he conceives or reduces to practice during employment and for one year thereafter, and to maintain its confidential information during employment and thereafter. Mr. Squeglia is also subject to a (i) non-competition provision that extends for a period of six months after termination of his employment and (ii) non-solicitation provision that extends for twelve months after termination of his employment.

Item 9.01 Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.
                    Not applicable.

         (b)  Pro forma financial information.
                    Not applicable

         (c)  Shell company transactions.
                    Not applicable.

         (d)  Exhibits.


Exhibit No.   Description
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10.1          Amended and Restated Employment Agreement, effective January 19,
              2009, between Pro-Pharmaceuticals, Inc. and Anthony D. Squeglia.

10.2 Employment Agreement, effective, January 19, 2009, between Pro-Pharmaceuticals, Inc. and Maureen Foley.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRO-PHARMACEUTICALS, INC.

                                       By: /s/ Anthony D. Squeglia
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                                           Anthony D. Squeglia
                                           Chief Financial Officer

Date: January 23, 2009

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                                  EXHIBIT INDEX

Exhibit No.   Description
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10.1          Amended and Restated Employment Agreement, effective January 19,
              2009, between Pro-Pharmaceuticals, Inc. and Anthony D. Squeglia.

10.2 Employment Agreement, effective, January 19, 2009, between Pro-Pharmaceuticals, Inc. and Maureen Foley.